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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) May 7, 1999

                            SECURITY FINANCIAL CORP.
                        -------------------------------
                        (Name of Issuer in its charter)



        Delaware                                          34-1579662
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)



 1 South Main St., Niles, OH                              44446-0228
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(Address of principal executive                           (Zip Code)
offices)


Issuer's telephone number, (330) 544-7400
                           --------------------------------------------


                                      N/A
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(Former name of former address, if changed since last report)
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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


Former Accountant's letter confirming their agreement with the statements made in Registrant's Current Report on Form 8-K filed March 17, 1999

EXHIBIT 23 - ACCOUNTANTS LETTER

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Security Financial Corp.



Dated: May 7, 1999                                Donald L. Stacy
       -----------                                ---------------------
                                                  Donald L. Stacy,
                                                  Senior Vice President
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                                 Exhibit Index
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
EXHIBIT NO.              Description
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
    23                   Consents of experts and counsel